UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
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                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of earliest event reported): August 15, 2005


                         Commission File Number: 0-29195

                           ONSCREEN TECHNOLOGIES, INC.
                 (Name of Small Business Issuer in Its Charter)
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        Colorado                                            84-1463284
(State or jurisdiction of                                (I.R.S. Employer
incorporation or organization)                          Identification No.)


200 9th Avenue North, Suite 210, Safety Harbor, Florida        34695
       (Address of Principal Executive Offices)              (zip code)


                                 (727) 797-6664
                         (Registrant's telephone number)
                         -------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 3.02   Unregistered Sales of Equity Securities
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Item 7.01   Regulation FD Disclosure
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            Between August 15, 2005 and the present, we received commitments for the sale of two million dollars of our 12% Convertible Promissory Notes
("Notes") with an initial maturity date of 90 days of which $1.3 million has been received by the Company. Mark Chandler, our Chief Financial Officer, purchased $100,000 of these Notes. The maturity date can be extended for an additional 90 days at our option. Interest is payable monthly. We have the right to prepay these Notes; however, holders of the Notes are required to receive no less than 90 days of interest payments. If we elect to extend the due date of the Notes for an additional 90 days, then the holders of the Notes are entitled to receive a minimum of 90 additional days interest even if the Notes are prepaid during the 90-day extension period. The holders of the Notes have the right to convert all or part of the Notes into shares of our common stock at a conversion price of $0.25 per share.

            As an additional inducement, if a holder of a Note invests at least $500,000, that investor is entitled to receive a 20% additional equity consideration in the form of shares of our common stock. For example: An
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investment of $500,000 entitles the holder to 100,000 additional shares. We are required to register such shares on behalf of such investors along with the equity securities which we anticipate issuing in the future as part of future capital raising efforts. A form of the Promissory Note is attached as an exhibit to this filing.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Signed and submitted this 26th day of August 2005.


                               OnScreen Technologies, Inc.
                                           (Registrant)

                               by:__________________________________________
                                    John Thatch as President/CEO/Director